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                                                           Exhibit 10.5








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                                 AMENDED AND RESTATED
                                1995 STOCK OPTION PLAN
                          OF SOUND SOURCE INTERACTIVE, INC.


    1.   Purpose

         Sound Source Interactive, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its stockholders. By affording key personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the Amended and Restated 1995 Stock Option Plan of Sound Source Interactive, Inc. (the "Plan") is expected to contribute to the attainment of those objectives.

    2.   Scope and Duration

         Options under the Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of non-qualified stock options ("Non-qualified Options") (unless otherwise indicated, references in the Plan to "options" include Incentive Options and Non-qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the Plan is 500,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the Plan shall have been terminated) become available for subsequent option grants under the Plan. As provided in Paragraph 13, the Plan shall become effective on November 1, 1995, and unless terminated sooner pursuant to Paragraph 14, the Plan shall terminate on October 31, 2005, and no option shall be granted hereunder after that date.

    3.   Administration

         The Plan shall be administered by the Board of Directors of the Company, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule 16b-3 pursuant to the Securities Exchange Act of 1934. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

         The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with

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respect to any responsibility the Board of Directors or the Committee, as the
case may be; or such person may have under the Plan.

    4.   Eligibility; Factors to be Considered in Granting Options

         Incentive Options shall be limited to persons who are employees of the Company or its present and future subsidiaries and at the grant of any option are in the employ of the Company or its subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of the employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An employee who has been granted an option or options under the Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

    5.   Option Price

         The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, and in the case of Incentive Options shall not be less than 100% of the Fair Market Value (as defined in Paragraph 15(a) below) of a share of Common Stock on the date on which the option is granted; provided, however, that the purchase price of Common Stock covered by an Incentive Option granted to an employee who, at the date of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries ("10% Stockholder") may not be less than 110% of the Fair Market Value of a share of Common Stock on the date on which the Incentive Option is granted. The purchase price of the Common Stock covered by each option shall be subject to adjustment as provided in Paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

    6.   Term of Options

         The term of each option shall be not more than ten years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in Paragraphs 10, 11, and 14 below. Notwithstanding the foregoing, an Incentive Option granted to a 10% Stockholder shall have a term of no more than five years.

    7.   Exercise of Options

         (a) Subject to the provisions of the Plan and unless otherwise provided in the option agreement, options granted under the Plan shall become exercisable as determined by the Board of Directors or the Committee, as the case may be. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the Plan shall immediately become

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exercisable in full upon the happening of any of the following events:
(i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or a majority of, the Common Stock, (ii) the approval by the stockholders of the Company of an agreement of a merger in which the Company will not survive as an independent, publicly-owned company, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment, subject to the limitations set forth in Paragraph 10. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and the participants in the Plan.

         (b) Any option at any time granted under the Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which the Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and
(ii) an amount equal to such number of shares multiplied by the Fair Market Value of the Company's Common Stock on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock which may consist, in whole or in part, of authorized but unissued shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

         (c) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business in Los Angeles, California, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein,
(ii) payment of the purchase price, and (iii) in the case of Non-qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Corporation shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (b), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Corporation for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smaller number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

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         (d)  The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Corporation; in addition, subject to a compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may, on a case-by-case basis, elect to accept payment in shares of Common Stock of the Corporation which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in Paragraph 15 below) on the date of exercise; provided, however, that no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

         (e) Except as provided in Paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a subsidiary.

    8.   Incentive Options

         (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of Paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future subsidiary companies with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary companies, as those terms are defined in Section 425 of the Code) shall not exceed $100,000.

         (b) No Incentive Option may be awarded to a 10% Stockholder unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

         (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

    9.   Non-Transferability of Options

         Options granted under the Plan shall not be transferable except upon death as provided in Paragraph 11 below, and options may be exercised during the lifetime of the optionee only by the optionee. Any purported transfer in violation of the foregoing prohibition shall be void and of no force and effect.

    10.  Termination of Employment

         In the event that the employment of an employee to whom an option has been granted under the Plan shall be terminated (except as set forth in Paragraph 11 below) such option may, subject to the provisions of the Plan, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within 30 days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the holder.

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    Options granted to employees under the Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future subsidiaries. Any option agreement or any rules and regulations relating to the Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of any leave of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such subsidiary or parent or affiliated companies to terminate such employment at any time.


    11.  Death or Disability of Employee

         (a) If an employee to whom an option has been granted under the Plan shall die or become permanently disabled while employed by the Company or a subsidiary or within 30 days after the termination of such employment (other than termination for cause), such option may be exercised, to the extent exercisable by the employee on the date of death or permanent disability, at any time within one year after the date on which the employee died or became permanently disabled, but not later than the date on which the option terminates in accordance with its terms.

         (b) Upon the death of an employee while an option held by such employee is exercisable, such option may be exercised, to the extent exercisable by the employee on the date of death, by the beneficiary specified by such employee in writing to the Company prior to his death or, in case no such beneficiary shall have been specified, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

    12.  Adjustments Upon Changes in Capitalization, Etc.

         Notwithstanding any other provision of the Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

    13.  Effective Date

         The Plan shall become effective on May 15, 1996, subject to approval by the stockholders of the Company on or before May 14, 1997.

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    14.  Amendments and Termination

         The Board of Directors may suspend, terminate, modify or amend the Plan without stockholder approval, unless such approval is necessary or appropriate under any Federal, state or other applicable law, rule or regulation. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an option shall theretofore have been granted, affect the rights of such employee under such option.

    15.  Miscellaneous

         (a) As said term is used in the Plan, the "Fair Market Value" of a share of Common Stock on any day means: (i) if the principal market for the Common Stock is a national securities exchange or if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing sales price of the Common Stock on such day as reported by such exchange or NASDAQ, or on a consolidated tape reflecting transactions on such exchange or NASDAQ; or (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Common Stock.

         (b) The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) or automated quotation system on which the Common Stock is listed, (ii) a registration statement under the Securities Act of 1933, as amended with respect to the shares of Common Stock to be issued upon exercise shall be effective, and/or (iii) the person exercising such option delivers to the Corporation such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Corporation. All certificates for shares of stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board of Directors or the Committee, as the case may be, may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Common Stock is then listed or traded, any applicable federal or state securities law, and any applicable corporate law, and the Board of Directors or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (c) During the term of the Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options and for the same or a different exercise period. Such new options shall otherwise be subject to the provisions of the Plan the same as any other option.

         (d) Not later than the date as of which an amount first becomes includable in the gross income of the optionee for federal income tax purposes with respect to any option under the Plan, the optionee shall pay to the Company, or make arrangements satisfactory to the Board of Directors or the Committee, as the case may be, regarding the payment of, any federal, state and local


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taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board of Directors or the Committee, as the case may be, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is subject to the option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the optionee's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee from the Company or any of its subsidiaries.

         (e) The Plan and all options granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

         (f) Any option granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any of its subsidiaries and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         (g) A leave of absence, unless otherwise determined by the Board of Directors or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any option granted under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any of its subsidiaries.

         (h) If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time, while the Plan is subject to such Rule, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3 (if the Board of Directors or the Committee, as the case may be, determines that the Plan should be in compliance with such Rule) or any such other law, rule, or regulation, and with respect to Incentive Options,
Section 422 of the Code. With respect to Incentive options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         (i) The Board of Directors or the Committee, as the case may be, may terminate any option granted under the Plan if a written agreement relating thereto is not executed and returned to the Corporation within 30 days after such agreement has been delivered to the optionee for his or her execution.

    16.  Automatic Grants to Nonemployee Directors

         Each nonemployee director of the Company shall automatically be granted options to purchase 10,000 shares of Common Stock for each full year that he or she serves as a director of the Company. Such options will be Non-Qualified Options; will vest and become exercisable as to 50 percent of the shares of Common Stock subject to the option on the first anniversary date of the grant and as to the remaining 50 percent on the second anniversary date of the grant; will expire on the earlier of ten years from the date the option was granted, upon expiration of the 1995 Stock Option Plan, or three weeks after the optionee ceases to be a director of the Company; and will have an exercise price equal to 100% of the Fair Market Value of the Common Stock on the date of grant.





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